UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 20, 2017

Dillard’s, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6140	71-0388071
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Cantrell Road Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

(501) 376-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
Dillard’s, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 20, 2017 in Little Rock, Arkansas. The following matters were submitted to a vote of the stockholders, the results of which were as follows:

1.	Election of Directors
		Votes For	Votes Against	Votes Abstained	Broker Non-Votes
	Class A. Nominees:
	Frank R. Mori	22,183,549	465,818	37,232	2,021,579
	Reynie Rutledge	22,487,335	162,163	37,101	2,021,579
	J.C. Watts, Jr.	22,506,231	167,959	12,409	2,021,579
	Nick White	22,471,748	178,771	36,080	2,021,579

	Class B Nominees:
	Robert C. Connor	4,008,776	-	-	-
	Alex Dillard	4,008,776	-	-	-
	Mike Dillard	4,008,776	-	-	-
	William Dillard, II	4,008,776	-	-	-
	James I. Freeman	4,008,776	-	-	-
	H. Lee Hastings, III	4,008,776	-	-	-
	Drue Matheny	4,008,776	-	-	-
	Warren A. Stephens	4,008,776	-	-	-

	Other Proposals
		Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2.	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2017:	28,689,192	13,445	14,317	-

3.	Approve an amendment to the Dillard's, Inc. 2005 Non-Employee Director Restricted Stock Plan:	25,063,774	1,616,937	14,664	2,021,579

4.	Advisory vote on the compensation of the Company's named executive officers:	25,914,686	766,861	13,828	2,021,579

		Number of Shares Voted for One Year	Number of Shares Voted for Two Years	Number of Shares Voted for Three Years	Number of Shares Abstained	Broker Non-Votes
5.	Advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers:	6,762,102	12,904	19,909,266	11,103	2,021,579

		Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6.	Stockholder proposal to separate the positions of the Chairman and Chief Executive Officer of the Company:	6,101,727	20,577,190	16,458	2,021,579

At the annual meeting, stockholders favored the recommended frequency of future advisory votes on executive compensation to be every three years. In light of such vote, on May 20, 2017, the Board of Directors of the Company determined that the Company intends to include the advisory vote on the compensation of our executive officers at annual meetings of stockholders every three years until the next required frequency vote.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD’S, INC.

DATED: May 23, 2017	By:	/s/ Phillip R. Watts
	Name:	Phillip R. Watts
	Title:	Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer

	By:	/s/ Chris B. Johnson
	Name:	Chris B. Johnson
	Title:	Senior Vice President and Co-Principal Financial Officer